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                                                                   EXHIBIT 10.23











                              AVONDALE INCORPORATED

                                STOCK OPTION PLAN

                           FOR NON-EMPLOYEE DIRECTORS



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                                TABLE OF CONTENTS

                                                                                                                PAGE
ss. 1.   PURPOSE  1

ss. 2.   DEFINITIONS..............................................................................................1
         2.1      Board...........................................................................................1
         2.2      Change in Control...............................................................................1
         2.3      Code............................................................................................2
         2.4      Company.........................................................................................2
         2.5      Director........................................................................................2
         2.6      Exchange Act....................................................................................2
         2.7      Fair Market Value...............................................................................2
         2.8      Insider.........................................................................................3
         2.9      Option..........................................................................................3
         2.10     Option Certificate..............................................................................3
         2.11     Option Price....................................................................................3
         2.12     Plan............................................................................................3
         2.13     Rule 16b-3......................................................................................3
         2.14     Stock...........................................................................................3
         2.15     Stock Option Committee..........................................................................4

ss. 3.   SHARES RESERVED UNDER THE PLAN...........................................................................4

ss. 4.   EFFECTIVE DATE...........................................................................................4

ss. 5.   ADMINISTRATION...........................................................................................4

ss. 6.   ELIGIBILITY..............................................................................................5

ss. 7.   GRANT OF OPTIONS.........................................................................................5

ss. 8.   OPTION PRICE.............................................................................................6

ss. 9.   EXERCISE PERIOD..........................................................................................6

ss. 10.  NONTRANSFERABILITY.......................................................................................7

ss. 11.  SECURITIES REGISTRATION..................................................................................7

ss. 12.  LIFE OF PLAN.............................................................................................8

ss. 13.  ADJUSTMENT...............................................................................................8


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
ss. 14.  SALE OR MERGER OR CHANGE IN CONTROL......................................................................9
         14.1     Sale or Merger..................................................................................9
         14.2     Change in Control..............................................................................10

ss. 15.  AMENDMENT OR TERMINATION................................................................................11

ss. 16.  MISCELLANEOUS...........................................................................................11
         16.1     No Shareholder Rights..........................................................................11
         16.2     No Contract of Service.........................................................................12
         16.3     Other Conditions...............................................................................12
         16.4     Withholding....................................................................................12
         16.5     Construction...................................................................................12



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                              AVONDALE INCORPORATED

                                STOCK OPTION PLAN

                           FOR NON-EMPLOYEE DIRECTORS

                                     SS. 1.

                                     PURPOSE

         The purpose of this Plan is to promote the interest of the Company and its shareholders by granting Options to purchase Stock to Directors in order (a) to provide an additional incentive to each Director to increase the value of the Company's Stock, and (b) to provide each Director with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                     SS. 2.

                                   DEFINITIONS

         Each term set forth in this ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Board -- means the Board of Directors of the Company.


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         2.2 Change in Control -- means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding voting power of the Stock by any person or by two or more persons acting together, except an acquisition from the Company or by the Company, the Company's management or a Company-sponsored employee benefit plan. For purposes of this definition, (1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.3 Code -- means the Internal Revenue Code of 1986, as amended.

         2.4 Company -- means Avondale Incorporated, a Georgia corporation, and any successor to such corporation.

         2.5 Director -- means any member of the Company's Board who is not also an employee of the Company.

         2.6 Exchange Act -- means the Securities Exchange Act of 1934, as amended.

         2.7 Fair Market Value -- means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, (c) if The Wall Street Journal does


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not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Stock Option Committee or, (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with ss. 2.7(a), (b) or (c) for the immediately preceding business day, or, (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Stock Option Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.8 Insider -- means any individual who is subject to Section 16(a) of the Exchange Act.

         2.9  Option -- means an option granted under this Plan to purchase
Stock.

         2.10 Option Certificate -- means the written certificate or instrument which sets forth the terms of an Option granted to a Director under this Plan.

         2.11 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.12 Plan -- means this Avondale Incorporated Stock Option Plan For Non-Employee Directors, as amended from time to time.

         2.13 Rule 16b-3 -- means Rule 16b-3 under Section 16(b) of the Exchange Act or any successor to such rule.

         2.14 Stock -- means $.01 par value Class A Common Stock of the Company.


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         2.15 Stock Option Committee -- means the committee appointed by the
Board to administer this Plan which at all times shall consist of two or more members of the Board who are employees of the Company.


                                     SS. 3.

                         SHARES RESERVED UNDER THE PLAN

         There shall be 100,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                     SS. 4.

                                 EFFECTIVE DATE

         The effective date of this Plan shall be September 1, 1997.

                                     SS. 5.

                                 ADMINISTRATION

         This Plan shall be administered by the Stock Option Committee. The Board may from time to time remove members from, or add members to, the Stock Option Committee. Vacancies on the Stock Option Committee shall be filled by the Board. The Stock Option Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The Stock Option Committee acting in its absolute discretion shall exercise such powers and take such action as


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expressly called for under this Plan and, further, the Stock Option Committee shall have the power to interpret this Plan and (subject to Rule 16b-3) to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board) in the administration and operation of this Plan as the Stock Option Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Director and on each other person directly or indirectly affected by such action. At such time as the Company's Directors become subject to the reporting requirements under Section 16(a) of the Exchange Act, the Plan shall be administered by the Board and any reference to "Stock Option Committee" shall be deemed to be a reference to the Board or the Board shall take such other action as it deems appropriate to satisfy the exemptions.

                                     SS. 6.

                                   ELIGIBILITY

         Only Directors shall be eligible for the grant of Options under this Plan.

                                     SS. 7.

                                GRANT OF OPTIONS

         On the fifth business day after each annual shareholders' meeting, an Option shall be granted under this Plan to each then serving Director to purchase 2,000 shares of Stock. Each Option shall be fully vested and shall be evidenced by an Option Certificate. The Option Certificate shall specify the Option Price and incorporate such other terms and conditions as the Stock Option Committee, acting in its absolute discretion, deems consistent with the terms of this Plan.


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                                     SS. 8.

                                  OPTION PRICE

         The Option Price for each share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Stock Option Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check, or in Stock or in any combination of cash, check, and Stock acceptable to the Stock Option Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Stock Option Committee or its delegate.

                                     SS. 9.

                                 EXERCISE PERIOD

         Each Option granted under this Plan to a Director shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option shall be exercisable after the earlier of

                  (a) the date such Option is exercised in full,

                  (b) the date which is the tenth anniversary of the date the Option is granted,

                  (c) the date which is 3 months after the date the Director's term as Directors's terrminates for any reason other than the Director's death, or


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                  (d) the date which is the one year anniversary of the
         Director's death, if the Director's term as Director terminates by reasons of the Director's death.

                                     SS. 10.

                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by a Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of a Director only by such Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Director under this Plan.

                                     SS. 11.

                             SECURITIES REGISTRATION

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Director shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance


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satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                     SS. 12.

                                  LIFE OF PLAN

No Option shall be granted under this Plan on or after the earlier of

         (a) the tenth anniversary of the effective date of this Plan (as determined under ss. 4 of this Plan) and, after the tenth anniversary, this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

         (b) the date on which all of the Stock reserved under ss. 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     SS. 13.

                                   ADJUSTMENT

         The number of shares of Stock reserved under ss. 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such


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Options shall be adjusted by the Stock Option Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes resulting from stock dividends or stock splits. The Stock Option Committee shall have the right to adjust the number of shares of Stock reserved under ss. 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in ss. 424(a) of the Code which provides for the substitution or assumption of Options in order to take into account on an equitable basis the effect of such transaction. If any adjustment under this ss. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward.

                                     SS. 14.

                       SALE OR MERGER OR CHANGE IN CONTROL

         14.1 Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan in accordance with ss. 13 on a basis that is fair and equitable to holders of such Options as determined by the Stock Option Committee, each Option granted to a Director at the direction and discretion of the Stock Option Committee, (a) may (subject to such conditions, if any, as the Stock Option Committee deems appropriate


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under the circumstances) be canceled unilaterally by the Company in exchange for a transfer to such Director of the number of whole shares of Stock, if any, determined by the Stock Option Committee on a date set by the Stock Option Committee for this purpose by dividing (i) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option over the Option Price of such Stock by (ii) the then Fair Market Value of a share of such Stock,
(b) if the exchange described in ss. 14.1(a) would result in a violation of
Section 16 of the Exchange Act for a Director, may (subject to such conditions, if any, as the Stock Option Committee deems appropriate under the circumstances) be canceled unilaterally by the Company after advance written notice to such Director, or (c) may be canceled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Stock Option Committee for this purpose.

         14.2 Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Stock Option Committee thereafter shall have the right to take such action with respect to any unexercised Options granted to Directors, or all such Options, as the Stock Option Committee deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in ss. 14.1 for a sale or merger of the Company with respect to such Options. The Stock Option Committee shall have the right to take different action under this ss. 14.2 with respect to different Directors or different groups of Directors, as the Stock Option Committee deems appropriate under the circumstances.


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                                     SS. 15.

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Stock Option Committee from time to time to the extent that the Stock Option Committee deems necessary or appropriate; provided, however, that at such time as the Company's Directors become subject to the reporting requirements of Section 16(a) of the Exchange Act and to the extent Board approval is required in order for the exemption set forth in Rule 16b-3 to be available in respect of Options granted pursuant to this Plan, this Plan shall not be amended absent the approval of the Board in accordance with Rule 16b-3, (1) to change the class of individuals eligible for Options under ss. 6, (2) to change the Option Price under ss. 8 or (3) to extend the maximum life of the Plan under ss. 12 or the maximum exercise period under ss. 9. The Stock Option Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Stock Option Committee shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in ss. 13 or ss. 14 of this Plan.

                                     SS. 16

                                  MISCELLANEOUS

         16.1 No Shareholder Rights. No Director shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Director.


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         16.2 No Contract of Service. The grant of an Option to a Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on any Director any rights upon the termination of such Director's term as a Director in addition to those rights, if any, expressly set forth in the Option Certificate.

         16.3 Other Conditions. Each Option Certificate may require that a Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by a Director to whatever action the Stock Option Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Stock Option Committee acting in its discretion deems applicable to such exercise. The Stock Option Committee also shall have the right to provide in an Option Certificate that a Director may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Director is subject to the reporting requirements under Section 16(a) of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

         16.5 Construction. This Plan shall be construed under the laws of the State of Georgia.


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IN WITNESS WHEREOF, the Company has caused its duly authorized office to execute this Plan this 10th day of April, 1997, to evidence its adoption of this Plan.

                                    Avondale Incorporated

                                             By:  /s/ Jack R. Altherr, Jr.
                                             -----------------------------


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